SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 22, 2007

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                                   LION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           WASHINGTON                        0-25159                          91-2094375
(State or other jurisdiction of    (Commission file number)    (IRS employer identification number)
        incorporation)

           4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                              98116
           (Address of principal executive offices)                            (Zip code)

           Registrant's telephone, including area code (206) 577-1440

                                       N/A
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


         On May 22, 2007, LION, Inc. entered into renewed three-year employment agreements with each of David Stedman, its President and Interim CEO, and Steve Thomson, its CFO. The previous employment agreements with Messrs. Stedman and Thomson, scheduled to expire in June 2007, were extended to May 31, 2010. Mr. Stedman's annual salary remained unchanged at $162,700 and Mr. Thomson's annual salary remained at $153,000. As with previous employment agreements, each agreement sets forth, among other things, the officer's base salary, bonus opportunities, entitlement to participate in our benefit plans and to receive equity awards, and post-termination benefits and obligations. The employment agreements provide that each executive is entitled to four weeks paid vacation, use of cell phone and wireless connectivity, and reimbursement of business expenses. The employment agreements also provide for severance benefits upon termination of employment as a result of death or permanent disability, termination by the Company without cause, termination by the executive for cause, or termination in connection with a change in control. If the Company terminates the agreement for cause, or the executive terminates the agreement other than for cause, the executive will be entitled to receive his salary only through the effective date of termination. "Cause" for the executive includes another entity or person becoming the majority owner of the Company through a hostile takeover or the election of a slate of directors, a majority of which were not recommended by the existing directors and management prior to the vote. Unless entitled to severance benefits, the executive's accrual of, or participation in plans providing for benefits will cease at the effective date of termination, provided however, that the executive will have the right to continue coverage under the Company's group health plans as provided by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA").

         In the event employment is terminated by LION without cause, or by the executive with cause, the executives will be entitled to a severance benefit equal to 6 months of their then current compensation and continued coverage of certain employee benefits.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  EXHIBITS.


EXHIBIT NO.   DESCRIPTION
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   10.1       Employment Agreement LION, Inc. - David Stedman, President and
                Interim CEO
   10.2       Employment Agreement LION, Inc. - Steve Thomson, CFO




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LION, INC.
                                        (Registrant)


DATE: May 24, 2007
                                        By:  /s/ David Stedman
                                        ------------------------------------
                                             David Stedman
                                             Interim Chief Executive Officer






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